EXHIBIT 24
                               POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS/AETNA PROPERTY CASUALTY CORP., a Delaware corporation ("the Company"), does hereby constitute and appoint Jay S. Fishman, William P. Hannon and James
M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to one hundred thousand (100,000) shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers/Aetna Property Casualty Corp. 1996 Deferred Compensation Plan for Non-Employee Directors (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 19th day of
June, 1996.                                                        ----

 /S/ Kenneth J. Bialkin
- --------------------------------------
(Signature)

                                                                      EXHIBIT 24






                               POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS/AETNA PROPERTY CASUALTY CORP., a Delaware corporation ("the Company"), does hereby constitute and appoint Jay S. Fishman, William P. Hannon and James
M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to one hundred thousand (100,000) shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers/Aetna Property Casualty Corp. 1996 Deferred Compensation Plan for Non-Employee Directors (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 15 day of
June, 1996.                                                        --

 /S/ John J. Byrne
- -----------------------
(Signature)

                                                                      EXHIBIT 24






                               POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS/AETNA PROPERTY CASUALTY CORP., a Delaware corporation ("the Company"), does hereby constitute and appoint Jay S. Fishman, William P. Hannon and James
M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to one hundred thousand (100,000) shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers/Aetna Property Casualty Corp. 1996 Deferred Compensation Plan for Non-Employee Directors (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 21st day of
June, 1996.                                                        ----

 /S/ James Dimon
- ------------------------
(Signature)

                                                                      EXHIBIT 24







                               POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS/AETNA PROPERTY CASUALTY CORP., a Delaware corporation ("the Company"), does hereby constitute and appoint Jay S. Fishman, William P. Hannon and James
M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to one hundred thousand (100,000) shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers/Aetna Property Casualty Corp. 1996 Deferred Compensation Plan for Non-Employee Directors (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 20th day of
June, 1996.                                                        ----

 /S/ Dudley C. Mecum
- ---------------------------
(Signature)

                                                                      EXHIBIT 24







                               POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS/AETNA PROPERTY CASUALTY CORP., a Delaware corporation ("the Company"), does hereby constitute and appoint Jay S. Fishman, William P. Hannon and James
M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to one hundred thousand (100,000) shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers/Aetna Property Casualty Corp. 1996 Deferred Compensation Plan for Non-Employee Directors (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 24 day of
June, 1996.                                                        --

 /S/ Roberto G. Mendoza
- ---------------------------
(Signature)

                                                                      EXHIBIT 24







                               POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS/AETNA PROPERTY CASUALTY CORP., a Delaware corporation ("the Company"), does hereby constitute and appoint Jay S. Fishman, William P. Hannon and James
M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to one hundred thousand (100,000) shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers/Aetna Property Casualty Corp. 1996 Deferred Compensation Plan for Non-Employee Directors (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of
June, 1996.                                                        ----

 /S/ Frank J. Tasco
- --------------------------------
(Signature)

                               POWER OF ATTORNEY

                                   (Form S-8)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS/AETNA PROPERTY CASUALTY CORP., a Delaware corporation ("the Company"), does hereby constitute and appoint Jay S. Fishman, William P. Hannon and James
M. Michener, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to one hundred thousand (100,000) shares of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers/Aetna Property Casualty Corp. 1996 Deferred Compensation Plan for Non-Employee Directors (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has signed these presents this 21st day of
June, 1996.                                                        ----

 /S/ Arthur Zankel
- -------------------------
(Signature)

                                          June 28, 1996

BY ELECTRONIC TRANSMISSION

Securities and Exchange Commission
Filer Support, EDGAR
Operations Center, Mail Stop 0-7
6432 General Green Way
Alexandria, Virginia 22312-2413

          Re:  Travelers/Aetna Property Casualty Corp.
               Registration Statement on Form S-8

Ladies and Gentlemen:

Transmitted herewith for filing is a Registration Statement on Form S-8 of Travelers/Aetna Property Casualty Corp., with respect to one hundred thousand (100,000) shares of Class A common stock to be made available for issuance under the Travelers/Aetna Property Casualty Corp. 1996 Deferred Compensation Plan for Non-Employee Directors.

In connection with this filing, a wire transfer in the amount of $918.10 has been sent to the Commission towards payment of the applicable filing fee.

If you have any questions regarding this filing, please feel free to call me at
(212) 816-4953.  Thank you.

                         Very truly yours,


                         Gail S. Wilson
                         Senior Counsel,
                         Travelers Group Inc.